Exhibit 10.1

****CONFIDENTIAL PORTION has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by four asterisks.

TWENTY-NINTH AMENDMENT TO THE
FULL-TIME TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Twenty-Ninth Amendment to the Full-time Transponder Capacity Agreement (Pre-Launch) (the “Twenty-Ninth Amendment”) is made and entered into by and between INTELSAT CORPORATION, a Delaware corporation (“Intelsat”), and GCI COMMUNICATIONS CORP., an Alaskan corporation (“Customer”).

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with (a) **** transponders on **** (collectively, the “**** Transponders” and individually, the “**** Transponder”); (b) **** transponders on **** (“**** Transponder”); (c) **** Transponder **** on ****; (d) **** Transponder on ****, (e) **** Transponder **** on ****; (f) **** Transponder **** on ****.”

WHEREAS, Customer wishes to **** Transponder **** on ****, as further defined below;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	Except as specifically provided herein, all terms and provisions of the Agreement shall remain in full force and effect.

2.	Article 2, Capacity Term. The Capacity Term for **** on Transponder **** shall be **** on ****.

3.	Section 3.1, **** Fee. Effective **** Customer’s **** Fee for the **** shall be ****, as set forth in Appendix A.

5.	Except as specifically set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the Parties hereto has duly executed and delivered this Amendment as of the latest date set forth below (the “Execution Date”).

INTELSAT CORPORATION		GCI COMMUNICATION CORP.

By:	/s/ Stephen Chernow	By:	/s/ Jimmy Sipes

Name:	Stephen Chernow	Name:	Jimmy Sipes

Title:	VP & Deputy General Counsel	Title:	VP Network Services & Chief Engineer

Date:	April 28, 2017	Date:	April 27, 2017

APPENDIX A - CUSTOMER’S TRANSPONDER CAPACITY AND PAYMENT SCHEDULE

SVO #	**** Transponder No.	Transponder Type	Capacity Term	**** Fee
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** *
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** *
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** *
	****	****	**** - ****	US$**** *
	****	****	**** - ****	US$**** *
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** *
	****	****	**** - ****	US$**** *
	****	****	**** - ****	US$**** *
	****	****	**** - ****	US$**** ***
	****	****	**** - ****	US$**** ***
	****	****	**** -- ****	US$**** ***
****	****	****	**** - ****	US$**** ***
	****	****	**** - ****	US$**** ***
	****	****	**** -- ****	US$**** **
	****	****	**** - ****	US$**** ****
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** ***
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** ***
	****	****	**** - ****	US$**** **
	****	****	**** - ****	US$**** ***
	****	****	**** - ****	US$**** **

* **** Fee includes US$**** for **** and the US$**** for each of Customer’s **** Transponders under Article 14. If the **** Transponder is **** or when Customer is **** a Transponder on **** (of its successor satellite), the **** Fee for such **** Transponder shall be ****. If, however, the **** Transponder ****, then the **** Fee for such **** Transponder **** to the **** Fee. The **** fee shall be ****.

** **** Fee includes US$**** for **** Fee and the US$**** for each of Customer’s **** and **** Transponders with **** under Article 15. If the **** Transponder is **** or when Customer is using a Transponder on ****, the **** Fee for such affected Customer’s **** Transponder shall be ****. If, however, the **** Transponder later ****, then the **** Fee for such **** Transponder shall ****. The **** Fee shall be ****.

*** **** Fee includes US$**** for **** and the US$**** for each of the Customer’s **** Transponder **** Fees, **** (hereinafter referred to as the “**** Fee” as **** is the ****), **** for transponder **** If the **** Transponder ****, the **** Fee for such affected **** Transponder shall be ****. If, however, the **** Transponder ****, then the **** Fee for such **** Transponder shall **** Fee. The **** Fee shall be ****.

**** **** Fee includes US$**** for ****. No **** is provided for this Transponder.